UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 20, 2017
HealthSouth Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On July 10, 2017, HealthSouth Corporation (the “Company”) issued a press release announcing the plan to change its name to Encompass Health Corporation and the associated rebranding initiative. On October 20, 2017, the board of directors (the “Board”) of the Company approved pursuant to Sections 242 and 245 of the Delaware General Corporation Law (the “DGCL”) an amended and restated certificate of incorporation in order to change the Company’s name (the “Amended and Restated Charter”). The name change will be effective as of January 1, 2018. Under the DGCL, the Amended and Restated Charter does not require stockholder approval as the only amendment included therein is the name change. In addition, the Board approved, effective as of January 1, 2018, the amended and restated bylaws of the Company to reflect the name change (the “2018 Amended Bylaws”).

The name change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s certificate of incorporation or the bylaws. The Amended and Restated Charter incorporates the previously adopted amendments included in the Certificate of Amendment to the Restated Certificate of Incorporation of HealthSouth Corporation filed in the Office of the Secretary of State of the State of Delaware on October 25, 2006.

In connection with the name change, the Company anticipates that on January 2, 2018, the Company’s common stock, which trades on the New York Stock Exchange, will cease trading under the ticker symbol “HLS” and will commence trading under the ticker symbol “EHC.” Along with the ticker change, the Company’s common stock has been assigned a new CUSIP number of 29261A 100.

A copy of the Amended and Restated Charter, as filed with the Delaware Secretary of State on October 20, 2017, is filed herewith as Exhibit 3.1 and is incorporated herein by reference. A copy of the 2018 Amended Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit
Number	Description
3.1	Amended and Restated Certificate of Incorporation of Encompass Health Corporation, effective as of January 1, 2018
3.2	Amended and Restated Bylaws of Encompass Health Corporation, effective as of January 1, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHSOUTH CORPORATION

By:	/s/ PATRICK DARBY
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: October 24, 2017